Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Financial Condition

( in thousands, except share data)

	(1)	(2)
	March 31,	December 31,
	2012	2011
ASSETS
Cash and due from banks	$7,752	$12,074
Interest bearing deposits with banks	13,678	2,100

Cash and cash equivalents	21,430	14,174
Interest bearing time deposits with banks	1,096	1,096
Securities available for sale	114,970	111,281
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,615	1,700
Investment in unconsolidated subsidiary	3,838	3,796

Total loans	285,401	289,681
Less: Allowance for loan losses	(3,883)	(2,931)

Total loans, net of allowance for loan losses	281,518	286,750
Premises and equipment, net	6,624	6,710
Other real estate owned	588	427
Bank owned life insurance and annuities	14,182	14,069
Core deposit intangible	198	209
Goodwill	2,046	2,046
Accrued interest receivable and other assets	5,772	5,175

Total assets	$453,877	$447,433

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$69,103	$64,751
Interest bearing	325,222	321,914

Total deposits	394,325	386,665
Securities sold under agreements to repurchase	3,119	3,500
Other interest bearing liabilities	1,251	1,244
Accrued interest payable and other liabilities	5,914	6,304

Total liabilities	404,609	397,713
Stockholders’ Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	—	—
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding - 4,229,668 shares at March 31, 2012; 4,228,218 shares at December 31, 2011	4,746	4,746
Surplus	18,361	18,363
Retained earnings	38,388	38,900
Accumulated other comprehensive loss	(2,222)	(2,256)
Cost of common stock in Treasury:
516,158 shares at March 31, 2012; 517,608 shares at December 31, 2011	(10,005)	(10,033)

Total stockholders’ equity	49,268	49,720

Total liabilities and stockholders’ equity	$453,877	$447,433

(1)	Unaudited
(2)	Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share data)

	Three Months Ended
	March 31,
	2012	2011
Interest income:
Loans, including fees	$4,195	$4,592
Taxable securities	330	253
Tax-exempt securities	178	233
Federal funds sold	—	2
Other interest income	8	8

Total interest income	4,711	5,088

Interest expense:
Deposits	965	1,175
Securities sold under agreements to repurchase	1	1
Other interest bearing liabilities	6	7

Total interest expense	972	1,183

Net interest income	3,739	3,905
Provision for loan losses	1,108	88

Net interest income after provision for loan losses	2,631	3,817

Non-interest income:
Trust fees	106	113
Customer service fees	313	312
Debit card fee income	204	193
Earnings on bank-owned life insurance and annuities	106	119
Commissions from sales of non-deposit products	87	103
Income from unconsolidated subsidiary	57	65
Gain on sale or call of securities	—	5
Other non-interest income	169	99

Total non-interest income	1,042	1,009

Non-interest expense:
Employee compensation expense	1,278	1,255
Employee benefits	535	401
Occupancy	229	243
Equipment	133	155
Data processing expense	356	322
Director compensation	59	77
Professional fees	88	139
Taxes, other than income	118	127
FDIC Insurance premiums	79	133
Loss (gain) on sales of other real estate owned	2	(15)
Amortization of intangibles	11	11
Other non-interest expense	357	315

Total non-interest expense	3,245	3,163

Income before income taxes	428	1,663
Provision for income taxes	10	424

Net income	$418	$1,239

Earnings per share
Basic	$0.10	$0.29
Diluted	$0.10	$0.29
Cash dividends declared per share	$0.22	$0.21
Weighted average basic shares outstanding	4,228,218	4,255,982
Weighted average diluted shares outstanding	4,231,276	4,259,061

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share data)

	Three Months Ended
	March 31,	December 31,
	2012	2011
Interest income:
Loans, including fees	$4,195	$4,380
Taxable securities	330	346
Tax-exempt securities	178	212
Other interest income	8	7

Total interest income	4,711	4,945

Interest expense:
Deposits	965	1,032
Securities sold under agreements to repurchase	1	1
Short-term borrowings	—	1
Other interest bearing liabilities	6	7

Total interest expense	972	1,041

Net interest income	3,739	3,904
Provision for loan losses	1,108	100

Net interest income after provision for loan losses	2,631	3,804

Non-interest income:
Trust fees	106	72
Customer service fees	313	331
Debit card fee income	204	190
Earnings on bank-owned life insurance and annuities	106	112
Commissions from sales of non-deposit products	87	52
Income from unconsolidated subsidiary	57	66
Other non-interest income	169	107

Total non-interest income	1,042	930

Non-interest expense:
Employee compensation expense	1,278	1,348
Employee benefits	535	528
Occupancy	229	226
Equipment	133	130
Data processing expense	356	331
Director compensation	59	63
Professional fees	88	121
Taxes, other than income	118	122
FDIC Insurance premiums	79	78
Loss (gain) on sales of other real estate owned	2	(28)
Amortization of intangibles	11	11
Other non-interest expense	357	300

Total non-interest expense	3,245	3,230

Income before income taxes	428	1,504
Provision for income taxes	10	368

Net income	$418	$1,136

Earnings per share
Basic	$0.10	$0.26
Diluted	$0.10	$0.26
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,228,218	4,235,391
Weighted average diluted shares outstanding	4,231,276	4,238,318